UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 21, 2019
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 3.02	Unregistered Sales of Equity Securities.

Between August 15, 2019 and August 16, 2019, BioRestorative Therapies, Inc. (the “Company”) repaid certain outstanding promissory notes in the aggregate amount of $328,733, inclusive of accrued interest and prepayment premiums.

Between August 8, 2019 and August 20, 2019, the Company issued convertible promissory notes in the aggregate principal amount of $750,250 for aggregate cash proceeds of $694,500. The convertible notes bear interest at the rate of 12% per annum payable at maturity with original maturity dates in August 2020. The convertible notes and respective accrued interest are convertible into shares of the Company's common stock at the election of the holder at a fixed price of $1.00 or $2.00 per share, depending on the note, for the first six months following the respective issue date, and thereafter at a conversion price generally equal to 58% of the fair value of the Company’s stock, subject to adjustment, until the respective note has been paid in full.

Between August 16, 2019 and August 23, 2019, the Company issued an aggregate of 682,562 shares of common stock of the Company in exchange for outstanding indebtedness in the aggregate amount of $80,271, inclusive of accrued and unpaid interest.

For each of the securities issuances, the Company relied upon Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act"), as transactions by an issuer not involving any public offering or Section 3(a)(9) of the Act as a security exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange. For each such transaction, the Company did not use general solicitation or advertising to market the securities, the securities were offered to a limited number of persons, the investors had access to information regarding the Company (including information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q for the periods ended March 31, 2019 and June 30, 2019 and Current Reports on Form 8-K filed with the Securities and Exchange Commission, and press releases made by the Company), and management of the Company was available to answer questions from prospective investors.  The Company reasonably believes that each of the investors is an accredited investor.

                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: August 27, 2019	By:	/s/ Mark Weinreb
Chief Executive Officer